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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               February 4, 2002


                            ENTERASYS NETWORKS, INC.

             (Exact name of registrant as specified in its charter)


       Delaware                      1-10228                04-2797263
(State or Other Jurisdiction of    (Commission File      (I.R.S. Employer
Incorporation)                         Number)           Identification No.)


                               35 Industrial Way
                              Rochester, NH 03867

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (603) 332-9400

         (Former name or former address, if changed since last report)
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Item 5. Other Events

     On February 4, 2002, Enterasys Networks, Inc. determined not to proceed with the distribution of its common stock of Aprisma Management Technologies, Inc. to its stockholders on February 13, 2002 in a "spin-off" transaction and canceled the previously established February 5, 2002 record date for this transaction.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Enterasys Networks, Inc.

Date: February 15, 2002

                                    By: /s/ Robert Gagalis
                                        ---------------------------------------
                                    Name:  Robert Gagalis
                                    Title: Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

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